UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2026
BellRing Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39093		87-3296749
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1 N Brentwood, Blvd., Suite 1550	St. Louis	Missouri	63105
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7652

2503 S. Hanley Rd.	St. Louis	Missouri	63144
(Former Address of Principal Executive Office)			(Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

BellRing Brands, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) entirely virtually, conducted via a live audio-only webcast on Wednesday, January 28, 2026. At the Annual Meeting, of the 118,425,407 shares outstanding and entitled to vote, 100,350,223 shares were represented, constituting a 84.74% quorum. The final result for each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:

Proposal 1:    Each of the nominees for director were elected to serve until the Company’s annual meeting of stockholders to be held in 2027 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withhold	Broker Non-Votes	Percentage of Votes Cast For
Robert V. Vitale	69,541,042	24,565,552	6,243,629	73.9%
Darcy H. Davenport	92,522,171	1,584,423	6,243,629	98.3%
David I. Finkelstein	92,950,103	1,156,491	6,243,629	98.8%
Chonda J. Nwamu	92,519,129	1,587,465	6,243,629	98.3%
Elliot H. Stein, Jr.	89,082,408	5,024,186	6,243,629	94.7%

Proposal 2:    The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Percentage of Votes Cast For
100,054,830	16,631	278,762	99.7%

Proposal 3:    The Company's executive compensation as described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 21, 2022, was approved by the non-binding advisory votes of the stockholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For
77,493,242	16,312,005.00	301,347	6,243,629	82.4%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2026	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Craig L. Rosenthal
	Name:	Craig L. Rosenthal
	Title:	Chief Legal Officer and Corporate Secretary